UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 17, 2014, Inland American Real Estate Trust, Inc. (the “Company”) and certain of its subsidiaries completed the sale of the Company’s suburban select service hotel portfolio consisting of 52 properties and certain hotel related assets (the “Select Service Portfolio”) to IHP I Owner JV, LLC, a Delaware limited liability company (“IHP I”), IHP West Homestead (PA) Owner LLC, a Delaware limited liability company (“IHP West” and, together with IHP I, the “Buyers”) and/or certain of their respective affiliated assignees pursuant to the terms of an Asset Purchase Agreement, dated as of September 17, 2014 (the “Purchase Agreement”), between the Company, the Buyers and Northstar Realty Finance Corp., a Maryland corporation. Under the terms of the Purchase Agreement, the Company sold to the Buyers (or their affiliated assignees) the Select Service Portfolio for a purchase price of approximately $1.071 billion in cash, with net proceeds to the Company of approximately $480 million after prepayment of indebtedness and related costs. The purchase price is subject to certain post-closing adjustments, as set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

The Company’s pro forma financial information giving effect to the sale of Select Service Portfolio described above is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(b) Pro forma financial information

The Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2014 and Pro Forma Consolidated Statements of Operations of the Company for the Nine Months Ended September 30, 2014 and the Years Ended December 31, 2013, 2012, and 2011 are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of September 17, 2014, by and among Inland American Real Estate Trust, Inc., IHP I Owner JV, LLC, IHP West Homestead (PA) Owner LLC and Northstar Realty Finance Corp. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014)

99.1	Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2014 and Pro Forma Consolidated Statements of Operations of the Company for the Nine Months Ended September 30, 2014 and the Years Ended December 31, 2013, 2012, and 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: November 20, 2014	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title	Executive Vice President – Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of September 17, 2014, by and among Inland American Real Estate Trust, Inc., IHP I Owner JV, LLC, IHP West Homestead (PA) Owner LLC and Northstar Realty Finance Corp. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014)

99.1	Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2014 and Pro Forma Consolidated Statements of Operations of the Company for the Nine Months Ended September 30, 2014 and the Years Ended December 31, 2013, 2012, and 2011